UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2016

FibroGen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36740	77-0357827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FibroGen, Inc.

409 Illinois Street

San Francisco, CA 94158

(Address of principal executive offices, including zip code)

(415) 978-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 25, 2016, FibroGen, Inc. issued a press release with its collaboration partner Astellas Pharma Inc. confirming the initiation of their Phase 3 studies of roxadustat in patients with chronic kidney disease (“CKD”) in Japan and announcing results from their two completed Phase 2 studies of roxadustat in patients with CKD in Japan. A copy of such press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release titled “Astellas and FibroGen Announce First Patient Treated in Phase 3 Studies and Positive Phase 2 Results of Roxadustat in Patients with Chronic Kidney Disease in Japan” dated July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBROGEN, INC.

Dated: July 26, 2016

	By:	/s/ Michael Lowenstein
Michael Lowenstein
Chief Legal Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release titled “Astellas and FibroGen Announce First Patient Treated in Phase 3 Studies and Positive Phase 2 Results of Roxadustat in Patients with Chronic Kidney Disease in Japan” dated July 25, 2016